SECOND AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

                  This SECOND AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of May 10, 2002 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, N.A., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Credit Agreement and Security Agreement dated as of April 3, 2002 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire (i) to make certain corrections and amendments to the Credit Agreement as set forth below, and (ii) to approve a new Monthly Budget and the changes from the Interim Borrowing Order contained in the Final Borrowing Order, in each case subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 Provisions Relating to Defined Terms.

                  A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Cash Balance", "Equity Bonds", "Existing L/C Issuer", "Material Adverse Effect" and "Project Cash Collateral Order" in their entirety and inserting the following new definitions in the appropriate alphabetical order:

                  "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrowers, taken as a whole, or Company and its Subsidiaries, taken as a whole, or (ii) the impairment of the ability of Loan Parties taken as a whole to perform, or of Administrative Agent or Lenders to enforce, the Obligations.

                  "Project Cash Collateral Order" means (i) the "Final Order (I) Authorizing the Use of Cash Collateral Pursuant to 11 U.S.C. ss. 363, And (II) Granting Adequate Protection Pursuant To 11 U.S.C. ss.ss. 363 and 364", entered by the Bankruptcy Court in the Chapter 11 Cases on April 18, 2002, and (ii) any other orders in form and substance satisfactory to Agents regarding the use of Cash collateral of Borrowers entered by the Bankruptcy Court in the Chapter 11 Cases as a result of motions and applications filed by one or more Persons with the Bankruptcy Court on or after the Petition Date, as any such order described in clause (i) or (ii) may be amended, supplemented or otherwise modified from time to time with the express written consent or joinder of Agents (and, if such amendment, supplement or other modification is material and adverse to the interests of Borrowers and/or Lenders, Requisite Lenders) and approved by the Bankruptcy Court.

                  "Shell Subsidiary" has the meaning assigned to that term in the Prepetition Credit Agreement as in effect on the Effective Date.

                  B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding immediately prior to the "." at the end of the definition of "Project" the following proviso:

         "; provided, however, that a Project shall cease to be a Project at such time that Company or any of its Subsidiaries ceases to have any existing or future rights or obligations (whether direct or indirect, contingent or matured) associated therewith".

                  C. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the word "above" in clause (ii)(b) of the definition of "Foreign Cash Equivalents".

                  D. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the reference to "Prepetition Agents" in the definition of "NHL Priority Loan Letter Agreement" and substituting therefor "Prepetition Agent".

                  E. Subsection 1.1 of the Credit Agreement is hereby further amended by adding immediately prior to the phrase "Supermajority Tranche A Lenders agree in writing" each time it appears in the definition of "Stated Maturity Date" the phrase "Company requests and".

                  F. Subsection 1.1 of the Credit Agreement is hereby further amended by (i) deleting the "a" immediately preceding the reference to "plan of reorganization" in clause (ii) of the definition of "Termination Date", (ii) deleting the phrase "forty-five (45) days" contained in clause (vi) of the definition of "Termination Date" and substituting therefor "sixty (60) days", and (ii) deleting clauses (viii) and (ix) of the definition of "Termination Date" in their entirety and substituting therefor the following:

         " and (viii) the date of termination of exclusivity under any of the Chapter 11 Cases without the prior written approval of Requisite Lenders, unless such termination occurs (a) within 180 days of the Petition Date to permit the filing of a competing plan of reorganization by the official committee of unsecured creditors in the Chapter 11 Cases, or (b) more than 180 days after the Petition Date to permit the official committee of unsecured creditors in the Chapter 11 Cases to file a plan of reorganization, in each case so long as the DIP Lenders, on the one hand, and Borrowers, on the other hand, but no other parties, also have the right to file a plan of reorganization upon and after such termination.".

     1.2 Provisions relating to Terms of Commitments and Loans.

                  A. Subsection 2.4A(ii) of the Credit Agreement is hereby amended by (i) adding immediately after the reference to "Tranche A Letter of Credit Sublimit" in clause (1)(x) of the last sentence of such subsection the phrase "(or, if all Tranche A Commitments exceeding the Tranche A Letter of Credit Usage would be cancelled as a result of such Commitment reduction, the Tranche A Letter of Credit Usage)", and (ii) adding immediately prior to the "." at the end thereof the following proviso:

         "; provided, however, that notwithstanding the foregoing provisions of this sentence, the Borrowers may terminate all of the Tranche A Commitments and all of the Tranche B Commitments if simultaneously with such termination (I) the unpaid principal amount of, and accrued interest on, any funded amounts under any Letters of Credit and any Tranche A Loans and Tranche B Loans is paid in full in cash, and (II) all Letters of Credit then outstanding shall be cash collateralized (or supported by standby letters of credit or letters of credit in form and substance (and issued by financial institutions) satisfactory to the issuers thereof, or canceled in connection with the issuance of replacement letters of credit to the beneficiaries thereof) in an amount equal to the maximum available amount that may at any time on or after such date be drawn under all such Letters of Credit (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit)".

                  B. Subsection 2.5A of the Credit Agreement is hereby amended by (i) deleting the phrase "provided, further, that during the period prior to the date that is 90 days after the appointment of an official committee for the unsecured creditors, proceeds of the Tranche A Loans not to exceed $75,000" contained therein and substituting therefor the following:

         "provided, further, that, subject to subsection 2.10, during the period prior to the date that is 120 days (to the extent permitted under the Final Borrowing Order) after the appointment of an official committee for the unsecured creditors, proceeds of the Loans, the Letters of Credit and cash Collateral not to exceed $125,000".

                  C. Subsection 2.10 of the Credit Agreement is hereby amended by:

                (i) adding the words "by the Company or any official committee" immediately after the words "expenses incurred" in clause (i) thereof;

               (ii) deleting the reference to "$2,000,000" contained therein and substituting therefor "$2,500,000";

              (iii) adding immediately after the reference to "726" contained therein the phrase "(subject, in the case of Sections 506(c) and 726, to the terms of the Final Borrowing Order)"; and

              (iv) deleting the last proviso of the first sentence of such subsection in its entirety and substituting therefor the following:

                  "provided further, however, that in no event shall there be paid from proceeds of the Loans, the Letters of Credit or any cash Collateral any fees and expenses incurred in challenging liens or claims as described in subsection 10.19C, except that, subject to the Carve-Outs, the professionals for an official creditors' committee may be paid (to the extent allowed by the Bankruptcy Court) fees and expenses incurred during the period prior to the date that is 120 days (to the extent permitted under the Final Borrowing Order) after the appointment of such committee in analyzing such liens or claims in an amount not to exceed $125,000, to the extent permitted under the Final Borrowing Order.".

1.3      Provisions Relating to Conditions Precedent.

                  A. Subsection 4.2B(v) of the Credit Agreement is hereby amended by deleting the reference to "45 days" contained therein and substituting therefor "60 days".

                  B. Subsection 4.2B(xi) of the Credit Agreement is hereby further amended by adding immediately after the reference to "55 days" contained therein the phrase "(or 75 days, in the case of clause (f) of this subsection 4.2B(xi))".

     1.4 Provisions Relating to Representations and Warranties.

                  A. Subsection 5.4 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (i) thereof and substituting therefor "or".

                  B. Subsection 5.15A of the Credit Agreement is hereby amended by adding the following sentence as the third to last paragraph thereof:

         "The foregoing Lien priorities are subject in each case to the Final Borrowing Order and the Project Cash Collateral Order.".

                  C. Subsection 5.17 of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         "Nothing in this subsection 5.17 shall be construed as waiving or otherwise prejudicing the rights of the official committee for the unsecured creditors appointed in the Chapter 11 Cases as described in subsection 10.19C.".

     1.5 Provisions Relating to Affirmative Covenants.

                  A. Subsection 6.1(xxi) of the Credit Agreement is hereby amended by deleting the reference to "March 31, 2002" and substituting therefor "April 1, 2002".

                  B. Subsection 6.1(xxii) of the Credit Agreement is hereby amended by adding immediately prior to the phrase "satisfactory to Agents and Requisite Lenders" contained therein the word "reasonably".

                  C. Subsection 6.8A of the Credit Agreement is hereby amended by deleting the phrase "subsections 5.20C(i) and 5.20C(ii)" and substituting therefor "subsection 5.20C(i) or 5.20C(ii)".

     1.6 Provisions Relating to Negative Covenants.

                  A. Subsection 7.2C of the Credit Agreement is hereby amended by (i) deleting the word "and" immediately preceding clause (b) thereof and substituting a "," therefor, and (ii) adding immediately prior to the "." at the end thereof the phrase ", (c) those encumbrances and restrictions in effect and existing on the Petition Date, and (d) those encumbrances and restrictions contemplated in any Project Cash Collateral Order".

                  B. Subsection 7.5 of the Credit Agreement is hereby amended by adding the words "the Final Borrowing Order," immediately prior to the words "the Project Cash Collateral Order" in the two places the latter words appear in clause (c) thereof.

                  C. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the reference to "March 31, 2002" and substituting therefor "April 1, 2002".

                  D. Subsection 7.7(ix) of the Credit Agreement is hereby amended by deleting the reference to "applicable Opt-Out Lenders" and substituting therefor "Opt-Out Lender".

                  E. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following sentence:

         "Borrowers shall not, and shall not permit their respective Subsidiaries to, make cash expenditures in respect of bonus, retention, severance or similar arrangements with respect to any of their respective officers, employees, directors or advisors, except that Borrowers and their respective Subsidiaries may make cash expenditures in an amounts not exceeding the amounts disclosed in writing to Agents and Lenders pursuant to subsection 4.1U and disclosed to counsel to the official committee of unsecured creditors appointed in the Chapter 11 Cases on or before the entry of the Final Borrowing Order, so long as
         (x) the other terms of the bonus, retention, severance or similar arrangements or plans are reasonably acceptable to Agents and Requisite Lenders, and (y) Borrowers are in compliance with the terms of the "Amended Order Pursuant to Sections 363(b) and 105(a) of Bankruptcy Code Authorizing Debtors to Make Payments and Transfers Necessary to Pay Bonus Obligations and Vacation Obligations", including the fifth ordering paragraph thereof."

     1.7 Provisions Relating to Events of Default.

                  A. Subsection 8.6(a) of the Credit Agreement is hereby amended by adding immediately after the word "otherwise" in clause (i) thereof the phrase "(except as provided in the Final Borrowing Order)".

                  B. Subsection 8.6(b) of the Credit Agreement is hereby amended by adding immediately prior to the reference to "term, covenant or agreement" contained therein the word "material".

                  C. Subsection 8.6(d) of the Credit Agreement is hereby amended by deleting the phrase "forty-five (45) days" contained therein and substituting therefor "sixty (60) days".

                  D. Subsection 8.14 of the Credit Agreement is hereby amended by adding immediately prior to the phrase "satisfactory to Agents and Requisite Lenders" contained therein the word "reasonably".

                  E. Subsection 8.15 of the Credit Agreement is hereby amended by adding immediately after the phrase "on a post-Petition basis" the phrase ", unless such Material Contract is replaced within ten (10) days after such termination with a contract that is reasonably acceptable to the Requisite Lenders and on substantially the same economic terms as the relevant Material Contract being terminated".

                  F. Section 8 of the Credit Agreement is hereby amended by deleting the reference to "reply" in clause (ii) of the penultimate sentence thereof and substituting therefor "replevin".

     1.8 Miscellaneous Provisions.

                  A. Subsection 10.2 of the Credit Agreement is hereby amended by deleting the reference to "all costs and expenses" in clause (viii) thereof and substituting therefor "all the actual costs and reasonable expenses".

                  B. Subsection 10.3 of the Credit Agreement is hereby amended by deleting the word "or" immediately prior to the reference to "the Chapter 11 Cases" contained in clause (i) of the second paragraph thereof and substituting therefor "and".

                  C. Subsection 10.4 of the Credit Agreement is hereby amended by adding immediately after the reference to "Loan Documents" contained therein the phrase "(but in any event excluding any Prepetition Obligations)".

                  D. Subsection 10.9B of the Credit Agreement is hereby amended by adding immediately after the reference to "10.5" contained therein the phrase ", 10.17".

                  E. Subsection 10.16V of the Credit Agreement is hereby amended by deleting therefrom the phrase "OR TO BRING PROCEEDINGS AGAINST SUCH BORROWER IN THE BANKRUPTCY COURTS OF ANY OTHER JURISDICTION".

                  F. Subsection 10.19C of the Credit Agreement is hereby amended by deleting deleting such subsection in its entirety and substituting therefor the following:

         "Nothing in subsection 10.19A or 10.19B shall be construed as waiving or otherwise prejudicing the rights of the official committee for the unsecured creditors appointed in the Chapter 11 Cases to challenge the validity, enforceability, nonavoidability, perfection or priority of the Liens or claims of the Prepetition Agent and/or the Prepetition Lenders and/or any other holder of prepetition secured indebtedness against one or more of the Borrowers (as defined in the Prepetition Credit Agreement), Grantors (as defined in the prepetition Security Agreement) or Subsidiary Guarantors (as defined in the Prepetition Credit Agreement) and their Prepetition Obligations or other prepetition secured indebtedness during the period prior to the date that is 120 days (to the extent permitted under the Final Borrowing Order) after the appointment of such committee.".

                  G. Subsection 10.19D of the Credit Agreement is hereby amended by (i) deleting the reference to "Interim Borrowing Orders" contained therein and substituting therefor "Interim Borrowing Order", and (ii) adding immediately prior to the "." at the end thereof the phrase "(subject to the terms of the Final Borrowing Order)".

                  H. Subsection 10.19E of the Credit Agreement is hereby amended by deleting therefrom the phrase ", or except as permitted in the Interim Borrowing Order or Final Borrowing Order or the Project Cash Collateral Order, to seek use of cash collateral".

     1.9 Amendments to Schedules.

                  A. The Credit Agreement is hereby further amended by adding at the end of Schedule 5.6 thereof the following new sentence:

                  "On April 1, 2002, Company and certain of its Subsidiaries commenced the Chapter 11 Cases in United States Bankruptcy Court for the Southern District of New York.".

                  B. The Credit Agreement is hereby further amended by deleting
Schedule 1.1B therefrom in its entirety.

     SECTION 2. APPROVAL OF MONTHLY BUDGET AND FINAL BORROWING ORDER

                  Each of the undersigned Lenders hereby (i) confirms that the consolidated cash flow projections for Company and its Subsidiaries attached hereto as Annex A are in form and substance satisfactory to such Lender for purposes of clause (iv) of the definition of "Final Borrowing Order", (ii) agrees that the Monthly Budget shall be deemed restated by such consolidated cash flow projections for the time period covered thereby, and (iii) consents to the Final Borrowing Order, in the form attached hereto as Annex B, and to the amendments and modifications from the form of the Interim Borrowing Order represented by such Final Borrowing Order.

                  SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

                  In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

                  3.1 Corporate Power and Authority. Subject to compliance with any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

                  3.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

                  3.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for the entry of the Final Borrowing Order.

                  3.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization, except for the entry of the Final Borrowing Order.

                  3.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  3.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  3.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases.

                  3.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

     SECTION 4. ACKNOWLEDGEMENT AND CONSENT

                  Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, (ii) ratifies and confirms the effectiveness of the First Amendment in all respects, and (iii) confirms that the provisions of the First Amendment are binding on each of the Borrowers.

     SECTION 5. MISCELLANEOUS

                  5.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  A. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  5.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                  5.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  5.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  5.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"): (i) Borrower, each Subsidiary Guarantor and Lenders constituting Requisite Lenders shall have each executed a counterpart hereof; (ii) Company, Administrative Agent and Documentation Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; (iii) the Final Borrowing Order in substantially the form attached hereto as Annex B shall have been entered by the Bankruptcy Court, shall be in full force and effect and shall be unstayed by the Bankruptcy Court or any other court of competent jurisdiction; and (iv) Company shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 12:00 Noon (New York City time) on May 6, 2002.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                                  COVANTA ENERGY CORPORATION

                                  By: /s/ JEFFREY R. HOROWITZ
                                      ----------------------------------------
                                          Jeffrey R. Horowitz
                                          Authorized Officer


                                  Each of the entities named on Schedule A annexed hereto, as Borrowers

                                  By: /s/ JEFFREY R. HOROWITZ
                                      ----------------------------------------
                                          Jeffrey R. Horowitz
                                          Authorized Officer


                                  Each of the entities named on Schedule B annexed hereto, as Borrowers

                                  By: /s/ SCOTT G. MACKIN
                                      ----------------------------------------
                                          Scott G. Mackin
                                          Authorized Officer

SUBSIDIARY GUARANTORS:

                                  Each of the entities named on Schedule C annexed hereto, as Subsidiary Guarantors

                                  By: /s/ JEFFREY R. HOROWITZ
                                      ----------------------------------------
                                          Jeffrey R. Horowitz
                                          Authorized Officer

                                  Each of the entities named on Schedule D annexed hereto, as Subsidiary Guarantors

                                  By: /s/ SCOTT G. MACKIN
                                      ----------------------------------------
                                          Scott G. Mackin
                                          Authorized Officer

AGENTS AND LENDERS:

                                  BANK OF AMERICA, N.A.,
                                  as Administrative Agent and Co-Arranger and as a Lender

                                  By: /s/ MICHAEL R. HEREDIA
                                      ----------------------------------------
                                          Michael R. Heredia
                                          Managing Director

                                  DEUTSCHE BANK AG, NEW YORK BRANCH,
                                  as Documentation Agent and Co-Arranger and as a Lender

                                  By: /s/ KEITH C. BRAUN
                                      ----------------------------------------
                                          Keith C. Braun
                                          Director

                                  By: /s/ CLARK G. PETERSON
                                      ----------------------------------------
                                          Clark G. Peterson
                                          Vice President

                                  BAYERISCHE HYPO-UND VEREINSBANK AG,
                                  as a Lender

                                  By: /s/ JOHN W. SWEENEY
                                      ----------------------------------------
                                       Name:   John W. Sweeney
                                       Title:  Director

                                  By: /s/ SALVATORE ESPOSITO
                                      ----------------------------------------
                                       Name:   Salvatore Esposito
                                       Title:  Director

                                  BNP PARIBAS,
                                  as a Lender

                                  By: /s/ BARBARA EPPOLITO
                                      ----------------------------------------
                                       Name:   Barbara Eppolito
                                       Title:  Vice President

                                  By: /s/ ALBERT A. YOUNG, JR.
                                      ----------------------------------------
                                       Name:   Albert A. Young, Jr.
                                       Title:  Managing Director

                                  COMMERZBANK AG, NEW YORK AND GRAND
                                  CAYMAN BRANCHES, as a Lender

                                  By: /s/ ROBERT DONOHUE
                                      ----------------------------------------
                                       Name:   Robert Donohue
                                       Title:  Senior Vice President

                                  By: /s/ PETER DOYLE
                                      ----------------------------------------
                                       Name:   Peter Doyle
                                       Title:  Vice President

                                  HSBC BANK USA,
                                  as a Lender

                                  By: /s/ CAROL A. KRAUS
                                      ----------------------------------------
                                       Name:   Carol A. Kraus
                                       Title:  HSBC Bank USA Vice President

                                  ROYAL BANK OF SCOTLAND, plc,
                                  as a Lender

                                  By: /s/ JULIAN DAKIN
                                      ----------------------------------------
                                       Name:   Julian Dakin
                                       Title:  Vice President

                                  THE BANK OF NEW YORK,
                                  as a Lender

                                  By: /s/ PETER W. HELT
                                      ----------------------------------------
                                       Name:   Peter W. Helt
                                       Title:  Vice President

                                  THE BANK OF NOVA SCOTIA,
                                  as a Lender

                                  By: /s/ JOSEPH J. FARRICIELLI, JR.
                                      ----------------------------------------
                                       Name:   Joseph J. Farricielli, Jr.
                                       Title:  Director

                                  UBS AG, STAMFORD BRANCH
                                  as a Lender

                                  By: /s/ KELLY SMITH
                                      ----------------------------------------
                                       Name:   Kelly Smith
                                       Title:  Director
                                               Recovery Management

                                  By: /s/ BARBARA EZELL-MCMICHAEL
                                      ----------------------------------------
                                       Name:   Barabra Ezell-McMichael
                                       Title:  Associate Director
                                               Banking Products Services US

                                  WESTDEUTSCHE LANDESBANK,
                                  GIROZENTRALE, NEW YORK BRANCH
                                  as a Lender

                                  By: /s/ ALAN S. BOOKSPAN
                                      ----------------------------------------
                                       Name:   Alan S. Bookspan
                                       Title:  Director

                                  By: /s/ WALTER T. DUFFY III.
                                      ----------------------------------------
                                       Name:   Walter T. Duffy III
                                       Title:  Associate Director

                                   Schedule A
                                   ----------
                                 Other Borrowers

1.       AMOR 14 Corp.
2.       Covanta Acquisition, Inc.
3.       Covanta Alexandria/Arlington, Inc.
4.       Covanta Babylon, Inc.
5.       Covanta Bessemer, Inc.
6.       Covanta Bristol, Inc.
7.       Covanta Cunningham Environmental Support, Inc.
8.       Covanta Energy Americas, Inc.
9.       Covanta Energy Construction, Inc.
10.      Covanta Energy Resource Corp.
11.      Covanta Energy Sao Jeronimo, Inc.
12.      Covanta Energy Services, Inc.
13.      Covanta Energy West, Inc.
14.      Covanta Engineering Services, Inc.
15.      Covanta Fairfax, Inc.
16.      Covanta Financial Services, Inc.
17.      Covanta Geothermal Operations Holdings, Inc.
18.      Covanta Geothermal Operations, Inc.
19.      Covanta Heber Field Energy, Inc.
20.      Covanta Hennepin Energy Resource Co., L.P.
21.      Covanta Hillsborough, Inc.
22.      Covanta Honolulu Resource Recovery Venture
23.      Covanta Huntington Limited Partnership
24.      Covanta Huntington Resource Recovery One Corp.
25.      Covanta Huntington Resource Recovery Seven Corp.
26.      Covanta Huntington, Inc.
27.      Covanta Huntsville, Inc.
28.      Covanta Hydro Energy, Inc.
29.      Covanta Hydro Operations West, Inc.
30.      Covanta Hydro Operations, Inc.
31.      Covanta Imperial Power Services, Inc.
32.      Covanta Indianapolis, Inc.
33.      Covanta Kent, Inc.
34.      Covanta Key Largo, Inc.
35.      Covanta Lake, Inc.
36.      Covanta Lancaster, Inc.
37.      Covanta Lee, Inc.
38.      Covanta Long Island, Inc.
39.      Covanta Marion Land Corp.
40.      Covanta Marion, Inc.
41.      Covanta Mid-Conn., Inc.
42.      Covanta Montgomery, Inc.
43.      Covanta New Martinsville Hydro-Operations Corp.
44.      Covanta Northwest Puerto Rico, Inc.
45.      Covanta Oahu Waste Energy Recovery, Inc.
46.      Covanta Oil & Gas, Inc.
47.      Covanta Onondaga Five Corp.
48.      Covanta Onondaga Four Corp.
49.      Covanta Onondaga Limited Partnership
50.      Covanta Onondaga Operations, Inc.
51.      Covanta Onondaga Three Corp.
52.      Covanta Onondaga Two Corp.
53.      Covanta Onondaga, Inc.
54.      Ogden Services Corporation
55.      Covanta Operations of Union LLC
56.      Covanta OPW Associates, Inc.
57.      Covanta OPWH, Inc.
58.      Covanta Pasco, Inc.
59.      Covanta Plant Services of New Jersey, Inc.
60.      Covanta Power Development of Bolivia, Inc.
61.      Covanta Power Development, Inc.
62.      Covanta Power Equity Corp.
63.      Covanta Projects of Hawaii, Inc.
64.      Covanta Projects of Wallingford, LP
65.      Covanta RRS Holdings, Inc.
66.      Covanta Secure Services USA, Inc.
67.      Covanta Secure Services, Inc.
68.      Covanta SIGC Energy II, Inc.
69.      Covanta SIGC Energy, Inc.
70.      Covanta SIGC Geothermal Operations, Inc.
71.      Covanta Stanislaus, Inc.
72.      Covanta Systems, Inc.
73.      Covanta Tampa Bay, Inc.
74.      Covanta Tulsa, Inc.
75.      Covanta Union, Inc.
76.      Covanta Wallingford Associates, Inc.
77.      Covanta Warren Energy Resources Co., LP
78.      Covanta Waste Solutions, Inc.
79.      Covanta Waste to Energy of Italy, Inc.
80.      Covanta Waste to Energy, Inc.
81.      Covanta Water Holdings, Inc.
82.      Covanta Water Systems, Inc.
83.      Covanta Water Treatment Services, Inc.
84.      DSS Environmental, Inc.
85.      ERC Energy II, Inc.
86.      ERC Energy, Inc.
87.      Heber Field Company
88.      Heber Field Energy II, Inc.
89.      Heber Geothermal Company
90.      Heber Loan Partners
91.      J.R. Jacks Construction Corp.
92.      Ogden Constructors, Inc.
93.      Ogden Environmental & Energy Services Co., Inc.
94.      OPI Quezon, Inc.
95.      Second Imperial Geothermal Co., L.P.
96.      Three Mountain Operations, Inc.
97.      Three Mountain Power LLC

                                   Schedule B
                                   ----------
                                 Other Borrowers

1.       Ogden Facility Management Corporation of Anaheim
2.       LaGuardia Fuel Facilities Corp.
3.       Lenzar Electro-Optics, Inc.
4.       Newark Automotive Fuel Facilities Corporation, Inc.
5.       Ogden Allied Abatement & Decontamination Service, Inc.
6.       Ogden Allied Maintenance Corp.
7.       Ogden Allied Payroll Services, Inc.
8.       Ogden Attractions, Inc.
9.       Ogden Aviation Distributing Corp.
10.      Ogden Aviation Fueling Company of Virginia, Inc.
11.      Ogden Aviation Service Company of Colorado, Inc.
12.      Ogden Aviation Service Company of New Jersey, Inc.
13.      Ogden Aviation Service Company of New York, Inc.
14.      Ogden Aviation Service Company of Pennsylvania, Inc.
15.      Ogden Aviation Service International Corporation
16.      Ogden Aviation, Inc.
17.      Ogden Cargo Spain, Inc.
18.      Ogden Central and South America, Inc.
19.      Ogden Facility Holdings, Inc.
20.      Ogden Film and Theatre, Inc.
21.      Ogden Firehole Entertainment Corp.
22.      Ogden International Europe, Inc.
23.      Ogden New York Services, Inc.
24.      Ogden Support Services, Inc.
25.      PA Aviation Fuel Holdings, Inc.
26.      Philadelphia Fuel Facilities Corporation

                                   Schedule C
                                   ----------
                              Subsidiary Guarantors

1.       Covanta Energy Group, Inc.
2.       Covanta Energy International, Inc.
3.       Covanta Equity of Stanislaus, Inc.
4.       Covanta Haverhill Properties, Inc.
5.       Covanta Haverhill, Inc.
6.       Covanta Omega Lease, Inc.
7.       Covanta Power International Holdings, Inc.
8.       Covanta Projects, Inc.
9.       Haverhill Power, Inc.
10.      LMI, Inc.
11.      Michigan Waste Energy, Inc.
12.      OFS Equity of Alexandria/Arlington, Inc.
13.      OFS Equity of Babylon, Inc.
14.      OFS Equity of Delaware, Inc.
15.      OFS Equity of Huntington, Inc.
16.      OFS Equity of Indianapolis, Inc.
17.      OFS Equity of Stanislaus, Inc.
18.      Ogden Management Services, Inc.
19.      Covanta Equity of Alexandria/Arlington, Inc.

                                  Schedule D
                                  ----------
                              Subsidiary Guarantors

1.       Ogden Technology Services Corporation
2.       Ogden Transition Corporation

                                     ANNEX A

                       Consolidated Cash Flow Projections
                       ----------------------------------



See attached.

                                     ANNEX B

                          Form of Final Borrowing Order
                          -----------------------------



See attached.